As filed with the Securities and Exchange Commission on March 12, 1999

                                          1940 Act Registration No. 811-6187
                                          1933 Act File No. 33-36454


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     /_/
     Pre-Effective Amendment No.     /_/                    /_/
     Post-Effective Amendment No.    /11/                   /X/

                            and
REGISTRATION  STATEMENT  UNDER THE  INVESTMENT  COMPANY ACT
OF 1940                                                     /X/
     Amendment No.  11                                      /X/
             (Check appropriate box or boxes)

                             ASM Index 30 Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

              410 Park Avenue, 18th Floor, New York, New York 10022
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 891-7900
               Registrant's Telephone Number, Including Area Code

              M. Fyzul Khan, Esq., 410 Park Avenue, 18th Floor, New
                              York, New York 10022
                     (Name and Address of Agent for Service)

                     Please send copies of communications to
                           Steven M. Felsenstein, Esq.
                      Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                           Philadelphia, PA 19103-7098


It is proposed that this filing will become effective immediately upon filing pursuant to

/_/  immediately upon filing pursuant to paragraph (b)
/x/  on April 24, 1999 pursuant to paragraph (b)
/_/  60 days after filing pursuant to paragraph (a)(1)
/_/  on ____________ pursuant to paragraph (a)(1)
/_/  75 days after filing pursuant to paragraph (a)(2)
/_/  on ____________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
/_/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  ASM Index 30
                                 Fund, Inc. Logo

                                ASM INDEX 30 FUND

                                 410 Park Avenue
                                   18th Floor
                            New York, New York 10022
                                 (800) 333-4276


                                   PROSPECTUS
                              DATED MARCH __, 1999

                     A DIVERSIFIED, PURE NO-LOAD MUTUAL FUND

Everything you need to open your account is inside, including:

   Current Prospectus

   New Account Application

   New Account Information

   How to Contact ASM Index 30 Fund

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities and does not guarantee the accuracy or completeness of this Prospectus. It is a criminal offense to imply or state otherwise.

[Names of Companies that Comprise the Dow Jones Industrial
Average]

Table of Contents   Page                             Page
About the Fund      4
Performance         6              Selling Shares    11
Information
Fees and Expenses   7              Distribution and  12
                                   Taxes
Management of the   8              Year 2000         12
Fund
Shareholder                        Recent            13
Investment                         Developments
  Accounts          8              Legal Proceedings 13
Buying Shares       8              Financial         14
                                   Highlights

ABOUT THE FUND

Investment Objective --

The investment objective of the ASM Index 30 Fund, Inc.(the "Fund") is to achieve total return through a combination of capital appreciation and current income.

Investment Approach --

The Fund limits its investments to the common stocks of the 30 companies that make up the well-known Dow Jones Industrial Average ("DJIA")*, all of which are listed on the New York Stock Exchange. The stocks of these companies are widely known and represent major American corporations engaged in a variety of industries. The Fund is sold directly to investors at the current net asset value without a sales charge or distribution (12b-1) charge.

The Fund invests at least 95% of the Fund's assets in an equal number of shares of each of these 30 companies, without regard to the share prices of the individual stocks, with the goal of tracking the total return of the DJIA. The balance of any assets not invested in these companies is normally held in cash or cash equivalents.

* "Dow Jones Industrial Average" and "DJIA" are the property of Dow Jones & Company. The ASM Index 30 Fund, Inc. is neither affiliated with, nor endorsed by, Dow Jones & Company.

Investment Risks --

There is no guarantee that the Fund will achieve its investment objective. Since the Fund limits its investments to 30 widely followed stocks, any number of factors, including market and economic conditions, can cause the Fund's performance to be lower or greater than that of other funds which invest in similar stocks. Because the prices of stocks fluctuate, your investment in the Fund will fluctuate, which means that you could lose money. However, stocks have historically been a popular choice of long term investors with specific investment goals.

Some of the risks of investing in the Fund include:

   Market Risk - Market risk is the risk that all or a majority of the securities in a certain market like the stock or bond market - will decline in value because of factors such as economic conditions, investor confidence and future expectations.

   Industry and Security Risk - Generally, this is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond.

The risks make it possible that one or more of the stocks held by the Fund may go down in value, which will affect the Fund's goal of increasing the total value of Fund shares. However, by limiting the stocks held by the Fund to 30 well-known, major American corporations, the potential for risk, while not eliminated, may be somewhat reduced. Please see the Statement of Additional Information for further discussion of these risks and other risk factors.

The Fund may not achieve its investment goals and it is not intended to serve as a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

PERFORMANCE INFORMATION

The charts that follow help to show the returns and risks of investing in the Fund. They show changes in the Fund's yearly performance over the life of the Fund and compare the Fund's average annual returns for the past one-year, five-year, and the life of the Fund to those of the DJIA during each period. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Funds to other funds. You should keep in mind that the Fund's past performance is not necessarily an indication of the Fund's future performance.

[OBJECT OMITTED]


Best Quarter:       Q2 1997         17.08%
Worst Quarter:      Q3 1998        -11.72%

The Fund's fiscal year end is October 31st. For the period from November 1, 1998 through January 31, 1999 the Fund's total return was 8.39%.

*    Not annualized. Shares of the Fund were first sold on March 4, 1991.

         Average Annual Total Returns (for the periods ending 12/31/98)

                                                           Since
                                                        Commencement
                                                             of
                                                         Operations
                          Past One        Past Five        March 4,
                            Year            Years           1991

ASM Index 30              16.78%           18.71%          12.87%
Fund, Inc.

Dow Jones                 18.13%           22.25%          18.79%
Industrial
Average++


++ The DJIA is a composite of the common stocks of 30 widely held, well-known large capitalization domestic corporations. The DJIA's performance assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.


FEES AND EXPENSES

The following table describes the fees and expenses that you would pay in connection with an investment in the Fund. Annual Fund operating expenses are deducted from the Fund's assets. The purpose of this table is to assist in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses and actual expense may be greater or less than those shown.



    ------------------------------------
       Shareholder Transaction Fees
       (Fees paid directly from your
                investment)
    ------------------------------------

    Maximum Sales Charge         None
    (load) on Purchases (as a
    percentage of offering
    price)

    Sales Charge on Reinvested   None
    Dividends

    Redemption Fees              None1

    Exchange Fees                None



    ------------------------------------
      Annual Fund Operating Expenses
     (Expenses that are deducted from
               Fund assets)
    ------------------------------------

    Advisory Fee                 0.08%
    Other Expenses               0.83%
    Total Fund Operating         0.91%2
    Expenses

    ------------------------------------

1 The Fund will deduct a redemption fee of up to 0.75% of the value of shares redeemed only if they are redeemed more than six (6) times per year.
     However, the redemption fee will not be applicable to shares held in omnibus accounts. This fee, which is applicable only to such short-term redemptions on certain accounts, is not reflected in the example below.

2    Extraordinary   non-recurring  expenses  arising  from  recent  events  are expected to result in a materially higher expense ratio during the current period.

Expense Example --

This is an example of what you might pay in expenses over various time periods and will help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. It is based on the same hypothetical factors used by other funds in their prospectuses: a $10,000 investment, 5% total return each year and no change in Fund expense levels. This example is the same whether you sold your shares at the end of the period or kept them. This example is for comparison only since actual returns and expenses will be different.


                         One Year       Three     Five     Ten Years
                                        Years     Years
  Without Fee
  Waiver or                $93          $290      $504      $1,120
  Expense
  Limitation


MANAGEMENT OF THE FUND

The Fund is managed by the Board of Directors (the "Board") which is responsible for protecting the interests of shareholders. The members of the Board are experienced business persons who meet throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review Fund performance.

The Board appoints an investment adviser to manage the day-to-day operations of the Fund. The basis for this arrangement is detailed in an Investment Management Agreement between the Fund and the investment adviser.

The Fund's investment adviser is required to manage the Fund in accordance with its fundamental policy, which limits the Fund's investments to the common stocks of the 30 companies that comprise the DJIA. In doing so, the investment adviser is responsible for purchases and sales of the securities held by the Fund, including the reinvestment of the Fund's assets. As such, the investment adviser conducts the daily business affairs of the Fund and oversees investments in the Fund in keeping with its investment objective, policies and restrictions.

On February 26, 1999, the Board appointed ORBITEX Management, Inc. ("ORBITEX"), 410 Park Avenue, New York, N.Y. 10022 to serve as the investment adviser to the Fund for an interim period of up to 120 days. The Board also recommended that shareholders approve (at a meeting to be called to consider this proposal) a tax-free reorganization of the Fund as a new series of an existing fund managed by ORBITEX.

SHAREHOLDER INVESTMENT ACCOUNTS

BUYING SHARES

You may purchase shares of the Fund without any sales charge directly from the Fund or through an investment adviser, financial planner, broker, dealer or other investment professional. You may buy shares at the Fund's Net Asset Value ("NAV"), which is calculated at the close of business (currently 4:00 pm Eastern time) each day that the New York Stock Exchange is open. The NAV is determined by dividing the value of the Fund's securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding. The Fund's securities are valued each day at their market value, which usually means the last quoted sale price on the security's principal exchange on that day. The Fund reserves the right to reject large purchase orders its receives after 3:00 p.m. for purchasing on that day.

The following chart shows the minimum investments required to open an account:


                      Minimum    Minimum
                      Initial    Additional
Type of Account      Investment  Investment

Regular Accounts       $1,000      $100

Automatic              $1,000      $100
Investment Plan

Regular, Spousal,
Roth and                $500       $100
Educational IRAs+


Only investments in U.S. dollars are accepted. Third party checks are not acceptable. A fee may be charged for a check that does not clear and the Fund reserves the right to refuse any investment.

+ For IRA accounts - Please call us at 1-800-333-4276 to obtain the required forms to establish any of the IRAs currently available.


Share Exchange Privilege --

You may exchange shares you own (minimum, $2,500 initial, $100 per subsequent investment) for shares of the Flex-Funds Money Market Fund, provided such shares are offered in your state of residence. The exchange request may be made by phone or by mail. Be sure to obtain and read the current prospectus of the Flex-Funds Money Market Fund before you make the exchange. All new accounts resulting from a share exchange will be subject to the same privileges as your original account. Currently, there is no charge applicable for share exchanges. Such exchange of shares, however, is considered a taxable event for IRS purposes. The Fund may change, discontinue or temporarily suspend this exchange privilege during unusual market conditions or upon 60 days' notice to shareholders.

Automatic Investment Plan --

Shareholders may elect to automatically make investments in the Fund ($100 minimum per transaction) by completing the section of the account application for this purpose. There is no charge for this service. However, the transfer agent will impose a fee if sufficient funds are not available in your account at the time of the automatic transaction.

Account Statements and Reports --

Every Shareholder will receive an account statement that describes transactions processed in an account. In addition, every Shareholder will receive a statement whenever the Fund declares a dividend or distribution. Shareholders will also receive a year-end statement providing information for tax purposes as well as Annual and Semi-Annual Reports for the Fund.

How to Open an Account --

       ---------------------------------------------
       New Accounts             Add to Accounts
       ---------------------------------------------

       In Writing:

       Complete and sign        On the investment
       the application and      slip, fill in the
       mail the                 amount you are
       application along        enclosing, write
       with your check to:      your account
                                number on your
                                check and mail to:

       ---------------------------------------------

                 ASM INDEX 30 FUND, INC.
            c/o Mutual Funds Service Co., Inc.
           P. O. Box 7177, 6000 Memorial Drive
                     Dublin, OH 43017

       ---------------------------------------------

       By Phone - Federal
       Funds Wire:

       Call first to            Instruct your bank
       obtain an account        to send your
       number.  Complete        investment by wire
       the required             as follows:
       information on the
       application and
       mail it to the
       above address.
       Instruct your bank
       to wire your
       investment to:
       ---------------------------------------------

           Star Bank, N.A., Cinti/Trust, ABA #
                       0420-0001-3
             Attn: ASM Index 30 Fund, Inc., Credit
                   Account # 480389436
             Name(s) of registered Shareholder(s)
        Personal Account Number (Your ASM Index 30
                Fund, Inc. account number)

       ---------------------------------------------

       Automatically:

       Complete the             Call us to request
       required                 the appropriate
       information on the       forms and
       application and          instructions.
       send it with your
       initial investment
       to:

       ---------------------------------------------


                 ASM INDEX 30 FUND, INC.
            c/o Mutual Funds Service Co., Inc.
           P. O. Box 7177, 6000 Memorial Drive
                     Dublin, OH 43017

       ---------------------------------------------

SELLING SHARES

You may sell shares of the Fund that you own back to the Fund at any time. The price per share will be the next NAV determined after you request is accepted in good order by the Fund's transfer agent. A request for a sale of shares will be processed promptly and you can generally expect to receive a check for the proceeds within a week (7 days). No fees are imposed by the Fund when shares are sold. You may redeem by telephone up to 3:00 p.m. EST.

How to Sell Your Shares --

In Writing:                  Mail to:

Send a written letter of
instruction signed by        ASM Index 30 Fund,
all registered owners        Inc.
indicating:                  c/o Mutual Fund
                                Service Co., Inc.
Your name(s) on the          P.O. Box 7177
account                      6000 Memorial Drive
                                Dublin, OH 43017
Your Account number

The dollar amount or the
number of shares you
wish to sell

How and where to send
the proceeds (including
signature guarantee(s)
and other documentation,
if required)

Please include
signature(s) and other
documentation, if
required.

By Phone:

Call us at 1-800-333-4276 with your request and a check will be sent to the address of record.

By Wire:

Call us at 1-800-333-4276 with your request and a federal funds wire will be transmitted to your bank based on the information you gave us on your account application.

Certain written requests to sell shares require a signature guarantee. A signature guarantee is used to help protect you and the Fund from fraud. A signature guarantee for all registered owners is required under the following circumstances: redemptions of $25,000 or more, all requests where the address of record on the account was changed within the last 30 days, and when the proceeds are to be sent to a different payee or address of record.

You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. Please call the Fund to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.


Additional Investment Information

The Fund reserves the right to make a "redemption in kind" (payment in portfolio securities rather than cash) if the amount to be redeemed is large enough to possibly affect Fund operations or if the redemption would otherwise disrupt the Fund. For example, the Fund may redeem shares in-kind if the amount represents more than 5% of the Fund's assets.

If you are selling shares recently purchased, your request may be delayed until payment for those shares has been confirmed by the transfer agent, but not in excess of 15 days.


DISTRIBUTIONS AND TAXES

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

Every January you will receive a statement that shows the tax status of distributions you received for the previous year. Distribution declared in October, November and December but paid in January are taxable as if they were paid in December.

When you sell your shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of The Flex-Funds Money Market Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

By law, the Fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN), or certify that your TIN is correct, or if the IRS instructs the Fund to do so.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.


YEAR 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate data-related information on or after January 1, 2000. This is commonly referred to as the "Year 2000 Issue." The Fund is taking steps to obtain satisfactory assurances that the Fund's major service providers are taking steps reasonably designed to address the Year 2000 Issue with respect to the computer systems that such service providers use. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund.


RECENT DEVELOPMENTS

The appointment of ORBITEX as the Fund's investment adviser was approved by the Board to assure continuity of management upon the termination of the previous adviser as of the close of business on February 28, 1999. The Board has also proposed that shareholders approve a tax-free reorganization of the Fund with another fund advised by ORBITEX.


LEGAL PROCEEDINGS

On February 8, 1999, a suit was filed against a former director and officer of the Fund; the investment adviser of the Fund; and the Fund alleging that the former officer of the Fund failed to invest in the Fund amounts purportedly paid by the plaintiffs to the investment adviser of the Fund. The relief sought is the recovery of the investment amounts and interest thereon, additional general, consequential and incidental damages, legal costs and disbursements, and declaratory and injunctive relief to preclude the Fund from transferring or permitting the dissipation of its assets. With the possible exception of Steven
H. Adler, the former officer and director of the Fund, the Fund had no knowledge that the amounts purportedly paid by the plaintiffs to the former investment adviser were, as the plaintiffs have alleged, to be invested in the Fund. The Fund and its counsel are investigating this matter and the possibility that other unasserted claims or improprieties exist. At the present time, the liability of the Fund, if any, is not readily determinable.

FINANCIAL HIGHLIGHTS

The table below provides details of the Fund's performance for the fiscal years ended October 31 from 1994 to the present. The line at the end of the first section, "Total Return", shows the actual performance results experienced by the Fund for each period and the percentage by which an investment in the Fund would have increased (or decreased), assuming all distributions were reinvested each year. All of these figures were audited by the Fund's independent auditors, PricewaterhouseCoopers, LLP, or other accounting firms previously engaged by the Fund. The report of PricewaterhouseCoopers, LLP, for the most recent fiscal year and the Fund's financial statements, are included in the Fund's Statement of Additional Information, which is available upon request.


                                                  Years Ended October 31,
                                        1998      1997      1996      1995<F4>  1994<F4>
Net asset value, beginning of year      $17.21    $14.13    $11.37    $9.78     $10.07

Investment operations:
     Net investment income                0.32      0.18      0.08     0.00       0.56
     Net gains (losses) from investments
     (realized and unrealized)            2.54      3.34      2.76     1.77      -0.16
                                         -----     -----     -----    -----      -----

   Total from investment operations       2.86      3.52      2.84     1.77       0.40
                                         -----     -----     -----    -----      -----

Distributions:
     From net investment income          -0.27     -0.18     -0.07    -0.05      -0.52
     In excess of net investment income   0.00     -0.11     -0.01    -0.13       0.00
     From net realized gains             -0.78     -0.15      0.00     0.00       0.00
     Tax return of capital                0.00      0.00      0.00     0.00      -0.17
                                         -----     -----     -----    -----      -----

   Total Distributions                   -1.05     -0.44     -0.08    -0.18      -0.69
                                         -----     -----     -----    -----      -----

Net asset value, end of year            $19.02    $17.21    $14.13    $11.37    $ 9.78
                                         -----     -----     -----    -----      -----
                                         -----     -----     -----    -----      -----

Total return                            17.13%     25.18%   25.01%    18.10%    3.97%

Ratios/supplemental data:
     Net assets, end of year (000)      $29,535   $21,127   $9,315    $9,704    $7,277
     Ratio of expenses to average
       net assets<F1>                   0.18%     0.42%     1.86%    3.01%<F2>  0.75%
     Ratio of net investment
       income to average net assets<F1> 1.60%     1.51%     0.53%     0.04%     2.17%
     Portfolio turnover rate<F3>        196%      265%      391%      340%      1193%

<F1> Ratios are presented net of fees voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as follows: ratio of expenses to average net assets would have been 0.91%, 1.05%, 2.59%, 5.77% and 2.94% for 1998, 1997, 1996, 1995, and 1994, respectively; ratio of net investment income (loss) to average net assets would have been 0.87%, 0.88%, (0.20%), (2.72%) and (0.02%) for 1998, 1997, 1996, 1995 and
     1994, respectively. As a result of certain tax adjustments necessitated by the Fund's failure to qualify as a regulated investment company for the years ended October 31, 1995 and 1994, as well as other adjustments, the gross expense ratios previously reported for these periods have been restated.

<F2> Includes   $50,460  of   interest   expense   not  subject  to  the expense
     reimbursement agreement.

<F3> The Fund  continues  to be as  fully  invested  in  equities  as  possible.
     Therefore, portfolio turnover is higher than most equity mutual funds because purchases and sales of securities are necessary for settlement of transactions requested by Fund shareholders.

<F4> Audited by predecessor auditor.

                     ASM Index 30
                   Fund, Inc. Logo


A Statement of Additional Information ("SAI") contains additional information about the Fund and is incorporated by reference into this Prospectus. The Fund's Annual and Semi-Annual Reports to shareholders contain additional information about the Fund's investments. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the fiscal year.

You may obtain a free copy of these documents by calling or writing the Fund:

BY TELEPHONE: 1-800-333-4276

BY MAIL: ASM Index 30 Fund, Inc.
         410 Park Avenue
         18th Floor,
         New York, NY 10022

         ASM Index 30 Fund, Inc.
         c/o Mutual Funds Service Co., Inc.
         6000 Memorial Drive
         P. O. Box 7177
         Dublin, OH 43017

You may review and copy the SAI and other information about the Fund by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. or by visiting the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room.

(Investment Company Act No. 811-6187)

                            ASM INDEX 30 FUND, INC.

                      Statement of Additional Information

                                 March __, 1999

This Statement of Additional Information (SAI) relates to the ASM Index 30 Fund, Inc., (the "Fund") which is a registered open-end management investment company, commonly known as a mutual fund. This SAI is not a prospectus and should be read in conjunction with the prospectus of the Fund dated March __, 1999.


TABLE OF CONTENTS                        PAGE


Fund History                                3

Description of the Fund and its
investments and risks                       3

Investment Restrictions                     5

Portfolio Turnover                          7

Management of the Fund                      7

Control Persons and Principal
Holders of Securities                       9

Investment Advisory and Other Services     10

Brokerage Allocation and Other Practices   12

Purchases, Redemptions and Pricing
of Shares                                  13

Taxation of the Fund                       14

Underwriters                               16

Calculation of Performance Data            16

Financial Statements                       20

Appendix A - Standard & Poor's
Bond Ratings                               32

Appendix B - Moody's Bond Ratings          33

FUND HISTORY

The Fund was organized in the State of Maryland on April 25, 1990. The Fund is a diversified, open-end management investment company.

It is not contemplated that regular annual meetings of shareholders will be held. There normally will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. The Fund has undertaken to afford shareholders certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Fund. The directors are required to call a meeting of shareholders for the purpose of voting on the question of removal of any director when requested in writing to do so by shareholders of record of not less than 10% of the Fund's outstanding shares. In addition, ten of the Fund's shareholders holding the lesser of $25,000 worth or one percent of the Fund's shares may advise the directors in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a director. The directors will then, if requested by the Applicants, mail at the Applicants' expense the Applicants' communication to all other shareholders.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The following information supplements the discussion of the Fund's investment objectives and policies.

The investment objective of the Fund is to provide total return through a combination of capital appreciation and current income. The Fund's investment policies are described in the Fund's prospectus.

SHORT-TERM INVESTMENTS

With respect to no more than 5% of the Fund's total assets, the Fund may invest in the following:

Repurchase Agreements

Repurchase agreements are transactions in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with banks and dealers believed by the Adviser to present minimum credit risks in accordance with guidelines established by the Board. The Adviser will review and monitor the creditworthiness of such institutions under the Board's general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under such Code that would allow it immediately to resell the collateral.

Commercial Paper

The Fund may invest in commercial paper which are short-term promissory notes issued by companies to finance their, or their affiliates', current obligations. The Fund may purchase only high quality obligations that ORBITEX Management, Inc. (the "Adviser") believes present minimal credit risks. To be considered high quality, a security must be (i) an obligation issued by the U.S. government; (ii) with respect to commercial paper other than obligations issued by the U.S. government, rated in accordance with applicable rules in one of the two highest rating categories for short-term obligations by at least two nationally recognized statistical rating organizations (each referred to as an "NRSRO") (or by one NRSRO, if only one has rated the security); or (iii) if unrated, judged by the Adviser to be of equivalent quality to short-term obligations rated in one of the two highest rating categories for short-term obligations by at least two NRSROs. The rating categories of two NRSROs are included in Appendices to this SAI.

U.S. Government Securities and Obligations

The Fund may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations directly issued or guaranteed by U.S. government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. government (such as Government National Mortgage Association bonds), others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks), and others are backed only by the credit of the instrumentality.

Eurodollar Bank Obligations

The Fund may invest in Eurodollar bank obligations that the Adviser believes present minimal credit risks. Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. The Eurodollar bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

Star Treasury Fund Shares

The Fund may also invest in shares of the Star Treasury Fund. Star Treasury Fund is a series of a Massachusetts business trust registered as an open-end investment management company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is managed by the Fund's custodian, Star Bank. The Fund's investments in such shares shall be limited to investments pursuant to sweep arrangements for the overnight investment of assets of the Fund that are not otherwise invested at the end of a given day.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions (in addition to those indicated in its prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the Fund's outstanding voting securities. Under the 1940 Act, the vote of the holders of a majority of a Fund's outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Fund may not:

1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

2.   Make short sales of securities or maintain a short position.

3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed) and will not make investments while borrowings in excess of 5% of the value of the Fund's total assets are outstanding.

4. Buy or sell commodities or commodity futures contracts, or buy or sell real estate, real estate limited partnership interests or other interests in real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate).

5. Make loans (except for purchases of publicly-traded debt securities consistent with the Fund's investment policies).

6.   Make investments for the purpose of exercising control or management.

7. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

8. Invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry.

9. As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.

The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities:

The Fund may not:

10. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues a single class).

11. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

12. Invest more than 5% of the value of its net assets in warrants (included in that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange).

13. Invest in any security if as a result the Fund would have more than 5% of its total assets invested in securities of companies which together with any predecessor have been in continuous operation for fewer than three years.

14.  Invest in oil, gas or mineral related programs, partnerships or leases.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate for each of the fiscal years ending October 31, 1997 and 1998 was 265% and 196%, respectively. The Fund continues to be 100% invested in equities. Therefore, almost all Fund portfolio turnover is a result of purchases and sale of securities necessary for settlement of transactions requested by Fund shareholders. High portfolio turnover may involve additional brokerage or tax consequences to the Fund and its shareholders. See "Distribution and Taxes" in the Fund's Prospectus.

MANAGEMENT OF THE FUND

The overall management of the business and affairs of the Fund is vested with its Board of Directors (the "Board"). The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Adviser, Custodian, Transfer Agent, Accounting and Administrative providers. The day to day operations of the Fund are delegated to its officers, subject to the investment objectives and policies of the Fund and to general supervision by the Board. The directors and officers of the Fund and of the Adviser, their age, business addresses and principal occupations during the past five years are:



Directors &              Position with            Principal
Officers                 Fund                     Occupation
                                                  During the
                                                  Past 5 Years

W. Keith Schilit         Director;                Faculty
Age 44                   Chair, Audit             Member, Univ.
Catalyst Ventures        Committee                of South
4928 Bay Way                                      Florida;
Drive                                             President,
Tampa, FL  33629                                  Catalyst
                                                  Ventures

Daniel Calabria          Director                Retired;
Age 62                                           formerly
7068 So. Shore                                   Executive Vice
Drive So.                                        President, Wm.
South Pasadena,                                  R. Hough &
FL  33707                                        Co.;  formerly
                                                 President,
                                                 Templeton Fund
                                                 Management
                                                 Corp.;
                                                 Trustee, IDEX
                                                 Mutual Funds;
                                                 Trustee,
                                                 Florida
                                                 TaxFree Funds

Jerome P.                Director                President,
Feltenstein,                                     American
Age 64                                           Business
61 Mimosa Drive                                  Associates,
Cos Cob, CT 06807                                Inc.

Arthur Salzfass          Director                Consultant,
Age 64                                           Micro Info;
98 Paulding Drive                                Director, SBM
Chappaqua, NY                                    Inc.;
10514                                            President,
                                                 Rutledge
                                                 Books, Inc.;
                                                 Chief
                                                 Operating
                                                 Officer,
                                                 Honi-Corp,
                                                 Inc.; Chief
                                                 Executive
                                                 Officer and
                                                 President,
                                                 U.S. Fibercom,
                                                 Inc.

S. Cash Ulmer            Acting Chief            Employee of
(1), (2)                 Executive               the Fund;
Age 35                   Officer and             student,
                         Vice President          Stetson University
                                                 College of Law
                                                 and MBA
                                                 program.

M. Fyzul Khan            Compliance              Legal Counsel
(1), (3)                 Officer and             and 1940 Act
Age 27                   Secretary               Compliance
                                                 Officer, and currently
                                                 Corporate  Secretary,
                                                 of  the  Adviser,   March  1998
                                                 to  present; Corporate
                                                 Secretary  of  ORBITEX  Group
                                                 of Funds;  formerly  in-house
                                                 attorney  at CIBC Oppenheimer
                                                 from August 1997 to March 1998,
                                                 and law student at Widener
                                                 University School
                                                 of Law from September 1994 to
                                                 June 1997.

(1)  Interested person of the Fund under the 1940 Act.

(2) On December 11, 1998, S. Cash Ulmer was appointed by the Board of the Fund to serve as acting Chief Executive Officer of the Fund. In connection with the Adviser's appointment as investment adviser of the Fund and the proposed reorganization of the Fund, the Board, acting on March 6, 1999, has retained S. Cash Ulmer as a consultant for several months and accepted his resignation from his position as an officer with the Fund, both actions effective on March 31, 1999.

(3) On March 6, 1999, the Board acted to appoint M. Fyzul Khan as the only officer of the Fund beginning on April 1,1999.

The following table shows the compensation paid by the Fund to the Directors of the Fund during the fiscal year ended October 31, 1998:


                  COMPENSATION TABLE

----------------------------------------------------------------------------
                              Pension                       Total
                              orn                           Compensation
                              Retirement                    From
                              Benefits       Estimate       Fund and
               Aggregate      Accrued        Annual         Fund
Name of        Compensation   as Part        Benefits       Complex
Person,        from           of Fund        Upon           Paid to
Position       Fund           Expenses       Retirement     Directors
---------------------------------------------------------------------------

Steven H.      None           None           None           None
Adler*,
Former
President

W. Keith       $5,500         None           None           $5,500
Schilit,
Director

Daniel         $5,500         None           None           $5,500
Calabria,
Director

Jerome P.      $5,500         None           None           $5,500
Feltenstein,
Director

Arthur         $5,500         None           None           $5,500
Salzfass,
Director

The Fund pays fees of $4,000 per year plus $500 for each meeting attended by directors who are not "interested persons" of the Fund. Such directors are reimbursed for any expenses incurred in attending meetings. During the fiscal period ended October 31, 1998, directors' fees and expenses totaled $22,000.

*    In  connection  with  the  termination  of  Vector  Index  Advisors,   Inc.
     ("Vector") as investment adviser of the Fund, the Board of the Fund accepted as of February 28, 1999, the resignation of Steven H. Adler, Chairman and Present of Vector as a director and officer of the Fund.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

(a)  As of March 9, 1999, there were no control persons of the Fund.
(b)  Principal Holders

As of March 9 1999, the following persons held of record 5% or more of the outstanding shares of common stock of the Fund:

Name & Address                % Ownership
Donaldson Lufkin &            5.9%
Jenrette
Pershing Division
P.O. Box 2052
Jersey City, NJ
7303-2052

National Financial            12.6%
Services Corp.
Church Street Station,
5th Floor
P.O. Box 3908
New York, NY  10008-3908

National Investor             7.3%
Services
For the Exclusive
Benefit of Our Customers
55 Water Street
New York, NY  10041

FTC & Co.                     16.3%
Attn: Datalynx
House Account
P.O. Box 173736
Denver, CO  80217-3736

As of March 9, 1999, the officers and directors of the Fund owned less than 1% of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

THE MANAGEMENT AGREEMENT

Subject to the supervision of the Board, current investment advisory and management services are provided to the Fund by ORBITEX Management, Inc., (the "Adviser") pursuant to an Investment Management Agreement dated as of February 28, 1999 (the "Agreement"). The Adviser is a New York corporation that is owned by a Zurich parent founded in 1986. The ORBITEX Group of Companies currently manages approximately $1.2 billion of assets.

The Agreement was approved by the Board and by a majority of the directors who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement or any other agreement related thereto ("Independent Directors") on February 26, 1999. The Agreement will continue in effect until the earlier of July 1, 1999 or the vote of shareholders either approving or disapproving a new management agreement with the Adviser.

Under the Agreement, the Adviser provides a continuous investment program for the Fund and makes decisions and places orders to buy, sell or hold particular securities. The Adviser also supervises all matters relating to the operation of the Fund and obtains for it corporate officers, clerical staff, office space, equipment and services. Under the Agreement, the Adviser is entitled to receive a monthly fee at an annual rate of 0.08 of 1% of the Fund's average daily net assets for services provided to the Fund. In addition to the fee payable to the Adviser, the Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage and futures commissions; (iii) insurance premiums; (iv) compensation and expenses of Directors other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder, service or transfer agent; (vii) fees and expenses for registration or qualification of the Fund and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; and
(xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and Directors.

The Adviser will not continue the waiver of fees and reimbursement of expenses arrangements that the previous investment adviser had with the Fund.

For the fiscal year ended 1998, the Fund's previous adviser waived fees and reimbursed the Fund for expenses in the amount of $242,280 which included management fees of $26,302. For fiscal years ended 1996 and 1997 the previous adviser was not entitled to any fees, and reimbursed the Fund for expenses in the amount of $89,199 and $180,781, respectively.

Under the terms of the Agreement, the Adviser will continue to use the administrative services of the present administrator for the Fund. The services provided under the Agreement are subject to the supervision of the officers and directors of the Fund, and include the day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, and assistance in the preparation of the Fund's registration statements under Federal and State laws.

The cost of distributing shares of the Fund is borne by the Adviser. Unaffiliated registered broker-dealers act as, or will act as distributor of Fund shares at no cost to the Fund.

The Agreement is terminable by vote of the Board or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, on 60 days' written notice to the Adviser. The Agreement may also be terminated by the Adviser on 60 days written notice to the Fund. On December 23, 1998, the Board voted to approve the termination of the previous adviser effective at the close of business on February 28, 1999. The previous adviser served as investment adviser to the Fund until that date.

OTHER SERVICE PROVIDERS

PricewaterhouseCoopers LLP, 200 South Biscayne Boulevard, Suite 1900, Miami, Florida 33131 have been chosen to be independent auditors for the Fund.

The Fund employs Mutual Funds Service Co., P.O. Box 7177, 6000 Memorial Drive, Dublin, OH 43017 to provide fund administrative, accounting and transfer agency services. For the administrative, accounting and transfer agency services provided, Mutual Funds Service Co., received $36,409, $52,791 and $76,464 for 1996, 1997, and 1998, respectively.

In addition, Star Bank, N.A., located at 425 Walnut Street, Cincinnati, Ohio 45201, serves as the Fund's Custodian.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Adviser shall select such broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser also is authorized by Agreement to consider whether the broker provides research or statistical information to the Fund and/or other accounts of the Adviser.

The Agreement states that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Agreement provides that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Adviser shall be prepared to show that commissions paid
(i) were for purposes contemplated by the Agreement; (ii) were for products or services which provide lawful and appropriate assistance to its decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Adviser receives for the Fund's brokerage commissions, whether or not useful to the Fund, may be useful to it in managing the accounts of its other advisory clients, if any. Similarly, the research received for the commissions of such accounts may be useful to the Fund.

During the fiscal years ended October 31, 1996, 1997 and 1998, the Fund paid a total of $124,142, $83,760 and $77,797 in brokerage commissions, respectively.

CAPITAL STOCK

The Fund is authorized to issue 1,000,000,000 shares of common stock, $.001 per value (the "Common Stock"). Shares of the Fund, when issued, are fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund in certain circumstances as described in the Fund's Prospectus under "Selling Shares." All Fund shares are equal as to earnings assets and voting privileges. There are no conversion, preemption or other subscription rights. Under the Fund's Articles of Incorporation, the Board may authorize the creation of additional series of common stock, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Each share of the Fund outstanding is entitled to share equally in dividends and other distributions and in the net assets of the Fund on liquidation. Accordingly, in the event of liquidation, each share of the Fund's common stock is entitled to its portion of all the Fund's assets after all debts and expenses have been paid. The shares of the Fund do not have cumulative voting rights for the election of Directors.

PURCHASES, REDEMPTIONS AND PRICING OF SHARES

NET ASSET VALUE

The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (NYSE) (currently 4:00 p.m. Eastern time) on each day the NYSE is open. The Fund is open for business on days when the NYSE is open. Currently, the NYSE observes the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included above.

The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of Fund shares outstanding at such time.

Portfolio securities that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the NYSE or, in the absence of recorded sales, at their current bid price on such exchanges. Securities listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last available sale price on NASDAQ prior to the time of valuation. Securities that are principally traded in securities markets, but not principally traded on securities exchanges or NASDAQ, are valued at the current bid price prior to the close of the NYSE. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board.

REDEMPTION IN KIND

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

TAXATION OF THE FUND

Distribution of net investment income. The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares. The Fund distributes dividends to you on a quarterly basis.

Distributions of capital gains. The Fund may derive capital gains and losses in connection with the sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

Information on the tax character of distributions. The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributed to you. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determined such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise tax distributions requirements. To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares. Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of The Flex-Funds Money Market Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

Dividends-received deduction for corporations. As a corporate shareholder, you should note that 19.6% of the dividends paid by the Fund for the most recent fiscal year qualified for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

UNDERWRITERS

The costs of distributing shares of the Fund is borne by the Adviser. Unaffiliated registered broker-dealers act as, or will act as, distributor of Fund shares at no cost to the Fund.

CALCULATION OF PERFORMANCE DATA

From time to time the Fund may quote its average annual total return ("standardized return") in advertisements or promotional materials. Advertisements and promotional materials reflecting standardized return ("performance advertisements") will show percentage rates reflecting the average annual change in the value of an assumed initial investment in the Fund of $1,000 at the end of one, five and ten year periods. If such periods have not yet elapsed, data will be given as of the end of a shorter period corresponding to the duration of the Fund. Standardized return assumes the reinvestment of all dividends and capital gain distributions.

The Fund also may refer in advertising and promotional materials to its yield. The Fund's yield shows the rate of income that it earns on its investments, expressed as a percentage of the net asset value of Fund shares. The Fund calculates yield by determining the interest income it earned from its portfolio investments for a specified thirty day period (net of expenses), dividing such income by the average number of Fund shares outstanding, and expressing the result as an annualized percentage based on the net assets value at the end of that thirty day period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, the Fund's yield may not equal the dividend income actually paid to investors or the income reported in the Fund's financial statements.

In addition to standardized return, performance advertisements may also include other total return performance data ("non-standardized return"). Non-standardized return may be quoted for the same or different periods as those for which standardized return is quoted and may consist of aggregate or average annual percentage rate of return, actual year by year rates or any combination thereof.

All data included in performance advertisements will reflect past performance and will not necessarily be indicative of future results. The investment return and principal value of an investment in the Fund will fluctuate, and an investor's proceeds upon redeeming Fund shares may be more or less than the original cost of the shares.

Total return. Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:

                              n
                   P (1 + T)     = ERV

Where:

P equals       a hypothetical initial payment of $1000.

T equals       average annual total return.

n equals       the number of years.

ERV  equals    the  ending  redeemable  value  at  the  end  of  the  period  of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

                          Average Annual Total Returns
                     For the Periods Ended October 31, 1998

                                                    From March 4,
                                                  1991 to October
            Past One Year     Past 5 Years           31, 1998
               17.13%            17.70%               12.29%

Yield. Annualized yield quotations used in the Fund's advertising and promotional materials are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Yield quotations are calculated according to the following formula:

         YIELD  =        + 1 )6 - 1 ]
                   2 [ (a-b
                     ----
                     cd

Where

     a = dividends and interest earned during the period.

     b = expenses accrued for the period, net of reimbursements.

     c = the average daily number of shares outstanding during the period that are entitled to receive dividends.

     d = the maximum offering price per share on the last day of the period.

Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. For the 30-day period ended October 31, 1998, the yield of the Fund was 1.7625%.

Other information. The Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to comparisons of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World, and Barron's.

FINANCIAL STATEMENTS

PricewaterhouseCoopers, LLP serves as independent public accountants for the Fund, and in its capacity as such, audits the financial statements contained in the Fund's Annual Report. The Fund's Statement of Assets and Liabilities,
Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the unqualified report of PricewaterhouseCoopers, LLP for the fiscal year ended October 31, 1998 are included in the Fund's Annual Report to shareholders. You may request a copy of the Annual Report, without charge, by writing to the Fund or calling (800) 333-4276. The foregoing Financial Highlights and financial statements, as supplemented by the addition of Notes 6 and 7 and the unqualified Report of Independent Accountants, dated December 30, 1998, except for Notes 6 and 7, as to which the date is March 9, 1999, are included on the following pages of this SAI.

                             ASM INDEX 30 FUND, INC,
                            PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 1998


                                 Percent of Total
                                 Net Assets
                                                       Shares         Value

COMMON STOCKS:
AEROSPACE
Boeing Co.                                             13,900         $  521,250
United Technologies Corp.                              13,900          1,323,975
                                  6.2%                                 1,845,225

ALUMINUM
Aluminum Company of America       3.7%                 13,900          1,101,575

AUTO AND TRUCK
General Motors Corp.              3.0%                 13,900            876,569

BANKING
J. P.  Morgan Corp.               4.4%                 13,900          1,310,075

BEVERAGE
Coca-Cola Co.                     3.2%                 13,900            939,988

CHEMICAL
E.I. du Pont Nemours & Co.                             13,900            799,250
Union Carbide Corp.                                    13,900            535,150
                                  4.5%                                 1,334,400

COMPUTER & PERIPHERALS
International Business                                 13,900          2,063,281
     Machines Corp.               7.0%

CONSUMER PRODUCTS
Procter & Gamble Co.              4.2%                 13,900          1,235,362

DIVERSIFIED
AlliedSignal, Inc.                                     13,900            541,231
Minnesota Mining & Manufacturing Co.                   13,900          1,112,000
                                  5.6%                                 1,653,231

DRUG
Merck & Co, Inc.                  6.4%                 13,900          1,879,975

ELECTRICAL EQUIPMENT
General Electric Corp.            4.1%                 13,900          1,216,250

FINANCIAL SERVICES
American Express Co.              4.2%                 13,900          1,228,413

HEALTH
Johnson & Johnson                 3.8%                 13,900          1,132,850

INSURANCE
Citigroup, Inc.                   2.2%                 13,900            654,169


MACHINERY
Caterpillar Inc.                  2.1%                 13,900            625,500

MULTIMEDIA
The Walt Disney Co.               1.3%                 13,900            374,431

OFFICE AUTOMATION & EQUIPMENT
Hewlett-Packard Co.               2.8%                 13,900            836,606

OIL/GAS
Chevron Corp.                                          13,900          1,132,850
Exxon Corp.                                            13,900            990,375
                                  7.2%                                 2,123,225

PAPER & FOREST PRODUCTS
International Paper Co.           2.2%                 13,900            645,481

PHOTOGRAPHIC EQUIPMENT AND SUPPLIES
Eastman Kodak Co.                 3.6%                 13,900          1,077,250

RESTAURANT
McDonald's Corp.                  3.1%                 13,900            929,563

RETAIL STORE
Sears, Roebuck & Co.                                   13,900            624,631
Wal-Mart Stores, Inc.                                  13,900            959,100
                                  5.4%                                 1,583,731
TELECOMMUNICATION SERVICES
American Telephone & Telegraph                         13,900            865,275
     Corp.                        2.9%

TIRE AND RUBBER
The Goodyear Tire & Rubber Co.    2.5%                 13,900            748,863

TOBACCO
Philip Morris Companies, Inc.     2.4%                 13,900            710,637

TOTAL COMMON STOCKS
(Cost $26,626,247)               98.2%*                               28,991,925

REPURCHASE AGREEMENT:
Star Bank
     4.70%, entered into 10/30/98, due 11/02/98        591,000           591,000
     Collateralized by $605,000 GNMA 6.625%, 9/20/22
     with market value of $607,620

TOTAL REPURCHASE AGREEMENT        2.0%                                   591,000
(Cost $591,000)

TOTAL INVESTMENTS               100.2%                                29,582,925
(Cost $27,217,247)

LIABILITIES IN EXCESS OF
OTHER ASSETS                     -0.2%                                  (47,864)

TOTAL NET ASSETS                100.0%                               $29,535,061


*    Total consists of individual percentages which have been rounded.

The accompanying notes are an integral part of these financial statements.

                            ASM INDEX 30 FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1998

Assets:
Investments in common stocks,  at market value         $28,991,925
(cost  $26,626,247)
Repurchase  agreements,  at  cost                          591,000
Cash                                                           531
Interest  and  dividends receivable                         20,808
Receivable  from adviser                                    92,872
Prepaid  expense and other assets                           34,602
Total Assets                                            29,731,738

Liabilities:

Payable for capital shares redeemed             129,780
Accrued expenses                                 66,897
Total Liabilities                               196,677

Net Assets                                  $29,535,061

Components of Net Assets:
Capital paid-in                                         $26,449,017
Accumulated  undistributed net realized gains from
investment  transactions                                    720,366
Net  unrealized  appreciation  of  investments            2,365,678
Total Net Assets                                        $29,535,061

Capital Shares Outstanding
($0.001 par value, 1,000,000,000 shares authorized)       1,552,908

Net Asset Value - - Offering and Redemption Price
Per Share                                               $19.02


The accompanying notes are an integral part of these financial statements.

                            ASM INDEX 30 FUND, INC.
                            STATEMENT OF OPERATIONS
                                OCTOBER 31, 1998

Investment Income:

Dividends                                    $547,620
Interest                                       37,229
    Total investment income                   584,849

Expenses:
Management fees                                26,302
Professional fees                              45,900
Custodian fees                                 33,291
Trustee fees                                   24,000
Legal expense                                  42,822
Administrative fees                            24,167
Registration and filing fes                    30,016
Transfer agent and accounting fees             52,297
Printing and postage                           14,084
Other expenses                                  7,154
     Total expenses                           300,033

Less:
Reimbursement of expenses by adviser         (242,280)
       Total expenses - net                    57,753
       Investment income - net                 527,096


Realized and Unrealized Gains from Investments:
Net realized gains from investment
     transactions                            3,568,516
Change in unrealized appreciation
     of investments                            592,550
Net realized and unrealized gains from
     investments                             4,161,066

Net Increase in Net Assets Resulting
     from Operations                        $4,688,162

The accompanying notes are an integral part of these financial statements.

                            ASM INDEX 30 FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                             Year           Year
                                             Ended          Ended
                                             October 31,    October 31,
                                             1998           1997

Increase in net assets:

Operations:
  Net investment income                      $  527,096     $  430,876
  Net realized gains from investment
     transactions                             3,568,516      5,534,868
  Change in unrealized appreciation
     of investments                             592,550      1,680,860

  Net increase in net assets resulting from
     operations                               4,688,162      7,646,604

Distributions to shareholders:
  From net investment income                   (453,542)      (430,876)
  In excess of net investment income                ---        (63,140)
  From net realized gains                    (1,846,825)      (208,768)

Net decrease in net assets resulting from
 distribution to shareholders                (2,300,367)      (702,784)

Capital share transactions:
  Proceeds from shares issued                79,003,347     77,870,255
  Reinvestment of distributions               1,766,644        590,838
  Cost of shares redeemed                   (74,749,547)   (73,593,574)

Net increase in net assets resulting
 from capital share transactions              6,020,444      4,867,519

Total increase in net assets                  8,408,239     11,811,339

Net assets - beginning of period             21,126,822      9,315,483

Net assets - end of period                  $29,535,061    $21,126,822

Changes in shares outstanding:
  Shares issued                               4,211,829      4,853,861
  Shares issued in connection with
     reinvestment of distributions               99,745         36,286
  Shares redeemed                            (3,986,563)    (4,321,722)

  Net increase in shares outstanding            325,011        568,425

The accompanying notes are an integral part of these financial statements.

                            ASM INDEX 30 FUND, INC.
                             FINANCIAL HIGHLIGHTS

                                                  Years Ended October 31,
                                        1998      1997      1996      1995<F4>  1994<F4>
Net asset value, beginning of year      $17.21    $14.13    $11.37    $9.78     $10.07

Investment operations:
     Net investment income                0.32      0.18      0.08     0.00       0.56
     Net gains (losses) from investments
     (realized and unrealized)            2.54      3.34      2.76     1.77      -0.16
                                         -----     -----     -----    -----      -----

   Total from investment operations       2.86      3.52      2.84     1.77       0.40
                                         -----     -----     -----    -----      -----

Distributions:
     From net investment income          -0.27     -0.18     -0.07    -0.05      -0.52
     In excess of net investment income   0.00     -0.11     -0.01    -0.13       0.00
     From net realized gains             -0.78     -0.15      0.00     0.00       0.00
     Tax return of capital                0.00      0.00      0.00     0.00      -0.17
                                         -----     -----     -----    -----      -----

   Total Distributions                   -1.05     -0.44     -0.08    -0.18      -0.69
                                         -----     -----     -----    -----      -----

Net asset value, end of year            $19.02    $17.21    $14.13    $11.37    $ 9.78
                                         -----     -----     -----    -----      -----
                                         -----     -----     -----    -----      -----

Total return                            17.13%     25.18%   25.01%    18.10%    3.97%

Ratios/supplemental data:
     Net assets, end of year (000)      $29,535   $21,127   $9,315    $9,704    $7,277
     Ratio of expenses to average
       net assets<F1>                   0.18%     0.42%     1.86%    3.01%<F2>  0.75%
     Ratio of net investment
       income to average net assets<F1> 1.60%     1.51%     0.53%     0.04%     2.17%
     Portfolio turnover rate<F3>        196%      265%      391%      340%      1193%

<F1> Ratios are presented net of fees voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as follows: ratio of expenses to average net assets would have been 0.91%, 1.05%, 2.59%, 5.77% and 2.94% for 1998, 1997, 1996, 1995, and 1994, respectively; ratio of net investment income (loss) to average net assets would have been 0.87%, 0.88%, (0.20%), (2.72%) and (0.02%) for 1998, 1997, 1996, 1995 and
     1994, respectively. As a result of certain tax adjustments necessitated by the Fund's failure to qualify as a regulated investment company for the years ended October 31, 1995 and 1994, as well as other adjustments, the gross expense ratios previously reported for these periods have been restated.

<F2> Includes   $50,460  of   interest   expense   not  subject  to  the expense
     reimbursement agreement.

<F3> The Fund  continues  to be as  fully  invested  in  equities  as  possible.
     Therefore, portfolio turnover is higher than most equity mutual funds because purchases and sales of securities are necessary for settlement of transactions requested by Fund shareholders.

<F4> Audited by predecessor auditor.

The accompanying notes are an integral part of these financial statements.

                            ASM INDEX 30 FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1998

     ASM Index 30 Fund, Inc. (the "Fund") was incorporated in Maryland on April 25, 1990 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, diversified, open-end management investment company. The Fund has an investment objective of providing total return through a combination of capital appreciation and current income.

1.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period.

SECURITY VALUATION
     Portfolio securities are listed on a national securities exchange and are stated at the last reported sales price on the day of valuation.

SECURITY TRANSACTIONS
     The Fund records purchases of investments one business day after trade date and sales of investments on the trade date. Realized gains and losses from sales of investments are calculated on the specific identification basis. Interest income is recognized on the accrual basis, and dividend income is recorded on the ex-dividend date.

REPURCHASE AGREEMENTS
     Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The Fund may invest in repurchase agreements with institutions believed by Vector Index Advisors, Inc. (the "Adviser") to present minimum credit risk. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities at least equal to the repurchase price, including accrued interest.

CASH AND CASH EQUIVALENTS
     Cash and cash equivalents consist of cash on deposit with the custodian.

DISTRIBUTIONS TO SHAREHOLDERS
     Distributions to shareholders are recorded on the ex-dividend date. On a quarterly basis, the Fund declares and pays dividends from net investment income, if any. On an annual basis, the Fund declares and pays net capital gain dividends, if any.

     Dividends from net investment income and net capital gain dividends are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferrals of certain losses and the Fund's use of the accounting practice of tax equalization, whereby a portion of the costs of capital shares redeemed is attributable to distributions to shareholders. Permanent book and tax basis differences have been reclassified among the components of net assets.

FEDERAL INCOME TAXES
     The Fund intends to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

2.   INVESTMENT ADVISORY FEES
     The Fund operates under an investment management agreement (the "Agreement") with the Adviser. The Agreement provides for compensation to the Adviser at an annual rate of 0.08% of the Fund's average daily net assets. Pursuant to the Agreement, the Adviser provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, and occupancy and certain clerical and administrative costs involved in portfolio management. The Fund bears all other costs and expenses.

     Certain officers and directors of the Fund are also officers and directors of the Adviser. Commencing January 15, 1997, the Adviser voluntarily agreed to limit expenses of the Fund to 0.18% of the Fund's average daily net assets. Pursuant to commitments made to the Fund by the Adviser, the Adviser reimbursed the Fund $242,280 for the year ended October 31, 1998. The Board of Directors of the Fund has obtained confirmation that the Adviser has made arrangements to assure availability of funds to discharge the Fund's obligations. All amounts due under statutory and voluntary expense limitations were paid by the Adviser within 30 days of the end of the fiscal year.

3.   INVESTMENT TRANSACTIONS
     For the year ended October 31, 1998, purchases and sales of investment securities (excluding short-term securities) were $65,649,422 and $61,747,953, respectively. As of October 31, 1998, the aggregate cost basis of investments for Federal income tax purposes was $28,005,998 and net unrealized appreciation of investments for Federal income tax purposes was comprised of the following:

     Gross unrealized appreciation of investments$          3,162,749
     Gross unrealized depreciation of investments          (1,585,822)

     Net unrealized appreciation of investments$            1,576,927

4.   FINANCIAL HIGHLIGHTS RESTATEMENT
     During the year ended October 31, 1996, the Fund, in consultation with its auditors and legal counsel, determined, based on information available at the time, that the Fund did not qualify as a regulated investment company under the Internal Revenue Code for the years ended October 31, 1995 and 1994. As such, the Fund would be subject to accrued Federal income taxes and interest of approximately $1,312. The Adviser has agreed to pay these costs.

     Also, advisory fees in the amount of $23,443 for the period from April 16, 1995 to October 31, 1995 should not have been accrued by the Fund nor reimbursed by the Adviser. As a result, the expense ratios before reimbursement in the Financial Highlights have been restated to reflect these changes. Prior to restatement, such ratios were 5.94% and 2.55% for the years ended October 31, 1995 and 1994, respectively. All amounts discussed above as well as amounts due under statutory and voluntary expense limitations are reflected in the receivable from adviser on the Statement of Assets and Liabilities.

5.   INVESTMENT ADVISER EVENTS
     The Fund had received a commitment from its Adviser (the "expense commitment") that the Adviser would waive payment of its advisory fee, or would otherwise pay to the Fund amounts by which the actual expenses of the Fund exceed eighteen basis points of the Fund's average net assets. Subsequent to October 31, 1998, the Fund was reimbursed by the Adviser for all expenses owed through that date. Recently, the Board of Directors of the Fund was advised by its Adviser of financial information which required the Board to consider whether the Adviser would be able to continue to fulfill the expense commitment in the future. Absent the expense commitment, the expense ratio for the Fund would be materially higher than the Fund had to bear under the terms of the expense commitment.

     The Chairman and President of the Adviser, who is also a Director and Officer of the Fund, requested and has received approval for a leave of absence for personal reasons from all positions with the Fund, and from the day to day operation of the Adviser with respect to the Fund. Other officers and employees of the Adviser and the Fund continue to operate the Fund under the supervision of the independent directors of the Fund.

     On December 23, 1998, at a meeting of the independent members of the Board of Directors, the directors voted to notify the Adviser of the termination of the present investment advisory agreement effective sixty days after delivery of notice of termination of the agreement. During this sixty-day period, the Board will solicit proposals from other funds and advisers, and will consider alternative arrangements. Such alternatives include a recommendation that shareholders vote to approve a new investment advisory relationship with another adviser, or vote to reorganize the Fund with another fund in a tax free reorganization or, in the absence of such options, vote to terminate the Fund and distribute its assets to the shareholders. Subsequent to October 31, 1998, the Board has established a reserve for the expense of implementing such alternatives.

     Pending resolution of these concerns, the Board is confident that the custodian bank, transfer agent, accounting services agent, independent accountants and counsel for the Fund can continue to provide the services required for the conduct of the Fund's business.

6.   LEGAL PROCEEDINGS
     On February 8, 1999, a suit was filed against a former director and officer of the Fund; the investment adviser of the Fund; and the Fund alleging that the former officer of the Fund failed to invest in the Fund amounts purportedly paid by the plaintiffs to the investment adviser of the Fund. The relief sought is the recovery of the investment amounts and interest thereon, additional general, consequential and incidental damages, legal costs and disbursements, and declaratory and injunctive relief to preclude the Fund from transferring or permitting the dissipation of its assets. With the possible exception of Steven
H. Adler, the former officer and director of the Fund, the Fund had no knowledge that the amounts purportedly paid by the plaintiffs to the former investment adviser were, as the plaintiffs have alleged, to be invested in the Fund. The Fund and its counsel are investigating this matter and the possibility that other unasserted claims or improprieties exist. At the present time, the liability of the Fund, if any, is not readily determinable.

7.   NEW INVESTMENT ADVISER AND REORGANIZATION
     On February 26, 1999, the Board of Directors of the Fund approved an interim investment management contract ("Interim Contract") naming ORBITEX Management, Inc. ("ORBITEX") as the new investment adviser of the Fund. The Fund and ORBITEX entered into the Interim Contract effective on March 1, 1999, following the termination of the previous investment adviser. The terms and conditions of the Interim Contract are substantially the same as the management contract that was terminated, but that ORBITEX will not limit the Fund's expenses to 0.18% of the average daily net assets of the Fund beginning on March 1, 1999. The Interim Contract will remain in effect until the earlier of July 1, 1999 or the vote of the shareholders at a special shareholder meeting approving or disapproving a new investment management contract between the Fund and ORBITEX. The Board has also recommended that the shareholders of the Fund approve a tax-free reorganization between the Fund and an investment company managed by ORBITEX.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)
     For the taxable year ended October 31, 1998, 19.6% of the income dividends paid by the Fund qualified for the dividends received deduction available to corporations, and distributions from long-term capital gains for the Fund were $4,126,336.

          REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of ASM Index 30 Fund, Inc. (the "Fund")

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the five years then ended, in conformity with generally accepted accounting principals. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights before restatement for the years ended October 31, 1995 and 1994 were audited for other auditors, whose report dated December 27, 1995 expressed an unqualified opinion. We also audited the adjustments described in Note 4 that were applied to restate the expense ratios included in the financial highlights for the years ended October 31, 1995 and 1994. In our opinion such adjustments are appropriate and have been properly applied. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principals used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe our audits, which include confirmation of securities owned at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

As disclosed in Notes 5 and 7 to the financial statements, the Board of Directors of the Fund voted to notify the Fund's investment adviser of the termination of the present investment advisory agreement and has entered into alternative arrangements for managing the Fund under a new investment advisory agreement. Pursuant to the new investment advisory agreement, the Fund's annual expenses, effective March 1, 1999, will not be limited to .18% of the average daily net assets of the Fund. In addition, the Board has recommended that shareholders approve reorganizing the Fund with another fund in a tax-free reorganization. In the absence of such a reorganization, the Board would consider terminating the Fund and distributing its assets to the shareholders. Any of these alternatives could result in further material changes in the Fund's future investment objectives, operations, or expense ratios. No adjustments have been made to the financial statements as a result of this matter.

As disclosed in Note 6 to the financial statements, on February 8, 1999 a suit was filed alleging that a former officer of the Fund failed to invest in the Fund amounts paid by the plaintiffs to the former investment adviser of the Fund. The relief sought is recovery of the investment amounts and interest thereon, other consequential and incidental damages, and declaratory and injunctive relief to preclude the Fund from transferring or permitting the dissipation of its assets. At the present time, the liability of the Fund, if any, is not readily determinable nor is it readily determinable whether other individuals may file additional suits or make additional claims alleging similar improprieties. No adjustments have been made to the financial statements as a result of this matter.

December 30, 1998, except for Note 6 and Note 7 as to which the date is March 9, 1999

                                   APPENDIX A
                  DEFINITIONS OF STANDARD & POOR'S BOND RATINGS

Standard & Poor's Ratings Group gives ratings to bonds that range from AAA to D. The Fund may invest in bonds with ratings of CC above. Definitions of these ratings are set forth below.

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly B, speculative with respect to capacity to pay interest and repay principal in CCC accordance with the terms of the obligation. BB indicates the lowest degree Cc of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                                   APPENDIX B
                              MOODY'S BOND RATINGS

Moody's Investors Service, Inc. give ratings to bonds that range from Aaa to D. Definitions of these ratings are set forth below. The Fund may invest in bonds with any ratings of Caa or better.

Aaa - These bonds are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa  -   These bonds are judged to be of high quality by all  standards.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A  -    These are bonds which possess many  favorable  investment  attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - These bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  -   These are bonds  judged to have  speculative  elements;  their  future
        cannot  be  considered  as  well   assured.   Uncertainty   of  position
        characterizes bonds in this class.

B   -   These  bonds   generally  lack   characteristics   of  the  desirable
        investment.   Assurance  of  interest  and  principal   payments  or  of
        maintenance of other terms of the contract over any long period of time may be small.

Caa - These are bonds of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  -   These bonds  represent  obligations  which are  speculative  in a high
        degree.   Such  issues  are  often  in  default  or  have  other  market shortcomings.

C - These are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS.

     (a) Articles of Amendment*
     (b) By-laws*
     (c) Not Applicable.
     (d) Management Agreement between ASM Index 30
         Fund, Inc. and ORBITEX Management, Inc.
         dated February 28, 1999 filed herewith as Exhibit EX-99.B5.
     (e) Not Applicable.
     (f) Not Applicable.
     (g) Custodian Agreement*
     (h) (1)  Transfer Agency Agreement*
         (2)  Accounting Agreement*
     (i) Opinion concerning the legality of shares*
     (j) (1)  Consent of auditors is filed herewith
              as Exhibit No. EX-99.B11.
     (k) Not Applicable.
     (l) Not Applicable.
     (m) Not Applicable.
     (n) Financial Data Schedule for the ASM Index 30
         Fund is filed herewith as Exhibit EX-27.
     (o) Not Applicable.

* Previously filed and incorporated by reference from Registration Statement on Form N-1A, File
     No. 33-36454, and Amendment Nos. 1. 2, 3 and 4.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON
         CONTROL WITH REGISTRANT.
         See "Management of the Fund" in Part A of this Registration Statement.

ITEM 25. INDEMNIFICATION.
         As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article Tenth of the Fund Articles of Incorporation (Exhibit 1 to the Registration Statement) and
         section 2-418 of the Maryland General Corporation Law, officers and directors of the Registrant may be indemnified against liabilities in connection with the Registration, unless it is proved that (i) the act or omission of the director or officer was material to the cause of action adjudicated in the proceeding and was committed in bad faith or with active and deliberate dishonesty, (ii) the director actually received an improper personal benefit in money, property or services, or (iii)in the case of a criminal proceedings, the director had reasonable cause to believe that the act of omission was unlawful. As permitted by Section 17(i) of the 1940 Act, pursuant to the Distribution Agreement (Exhibit 6 to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that the public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         Section 2(d) of the Management Agreement limits the liability of ORBITEX Management, Inc. to losses resulting from a breach of fiduciary duty with respect to their receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in section 36(b) of the 1940 Act) or losses resulting from willful misfeasance, bad faith or gross negligence in performance of its duties and obligation under the Management Agreement.

         The Registrant undertakes to apply the indemnification provisions of its Articles of Incorporation and the Investment Management Agreement in a manner consistent with the provisions of Sections 17(h) and (i) of the Investment Company Act.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT
         ADVISER.
         Reference is made to Part A of this Registration Statement and to Form ADV filed under the Investment Advisers Act of 1940, as amended, by ORBITEX Management, Inc.
         (File No. 801-52312).

ITEM 27. PRINCIPAL UNDERWRITER
         Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.
         The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Registrant and Registrant's custodian and shareholder service agent, as follows: the documents required to be maintained by paragraphs (4),
         (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant, and all other records will be maintained by the Custodian and Shareholder Service Agent.

ITEM 29. MANAGEMENT SERVICES.
         All management-related service contracts are discussed in Parts A or B of this Registration Statement.

ITEM 30. UNDERTAKINGS.
         Registrant hereby undertakes to conduct its operations in accord with the director removal and shareholder assistance provisions of Section 16(c) of the Investment Company Act of 1940.

         Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to shareholders upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Tampa, and State of Florida on the 9th day of March, 1999.

                                ASM Index 30 Fund, Inc.
                                Registrant


                                By /s/ S. Cash Ulmer
                                    S. Cash Ulmer
                                    Acting Chief
                                    Executive Officer


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                  Title                 Date


/s/ Jerome Feltenstein     Director               March 9, 1999
    Jerome Feltenstein


/s/ W. Keith Schilit       Director               March 9, 1999
    W. Keith Schilit


/s/ Daniel Calabria        Director               March 9, 1999
    Daniel Calabria

____________________       Director               March ___, 1999
Arthur Salzfass


/s/ S. Cash Ulmer          Acting Chief           March 9, 1999
S. Cash Ulmer              Executive Officer &
                           Chief Financial Officer

                    EXHIBIT INDEX


FORM N-1A EXHIBIT                            EDGAR EXHIBIT
NO.                                          NO.

23(d)(1)           Management                EX-99.B5
                   Agreement


23(j)(1)           Consent of                EX-99.B11
                   Auditors

23(n)              Financial Data            EX-27
                   Schedule